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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 22, 1996
                                                 ------------------
                                                 (November 21, 1996)


                          WESTERN GAS RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)





       Delaware                       1-10389               84-1127613
--------------------------           ---------           ----------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
 of incorporation)                  File Number)         Identification No.)





12200 N. Pecos Street        Denver, Colorado             80234-3439
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(Address of principal executive offices)                  (Zip Code)





                                (303) 452-5603
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             (Registrant's telephone number, including area code)





                                  No Changes
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(Former name, former address and former fiscal year, if changed since last report).

                                       1
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ITEM 5.  OTHER EVENTS.

Item 7.  Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

     1.1 Underwriting Agreement dated November 21, 1996 by and among the Company, Selling Stockholder and the Underwriters.

     1.2 Pricing Agreement dated November 21, 1996 by and among the Company, selling Stockholder and the Underwriters.

    23.1    Consent of Williamson Petroleum Consultants, Inc.

    23.2    Consent of Price Waterhouse LLP.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      WESTERN GAS RESOURCES, INC.
                                      ---------------------------
                                      (Registrant)


     Date: November 22, 1996          By:  /s/ WILLIAM J. KRYSIAK
                                           -----------------------
                                           William J. Krysiak
                                           Vice President - Finance
                                           (Principal Financial and
                                            Accounting Officer)